OWEN MUMFORD HOLDINGS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30TH SEPTEMBER 2025

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

INDEX

Page
4	Consolidated Statement of Comprehensive Income
5	Consolidated Statement of Changes in Equity
6	Consolidated Balance Sheet
7	Consolidated Cash Flow Statement
8	Notes to the Financial Statements

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
Report of Independent Auditors
To the Directors of Owen Mumford Holdings Limited
Qualified Opinion
We have audited the consolidated financial statements of Owen Mumford Holdings Limited (the Company), which comprise the consolidated balance sheet as of September 30, 2025, and the related consolidated statements of comprehensive income, changes in equity and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).
In our opinion, except for the omission of the information described in the Basis for Qualified Opinion section of our report, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2025, and the results of its operations and its cash flows for the year then ended in accordance with United Kingdom Accounting Standards, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (United Kingdom Generally Accepted Accounting Practice).
Basis for Qualified Opinion
As discussed in Note 3, the accompanying consolidated financial statements of the Company are presented solely to comply with Rule 3-05 of Regulation S-X and do not include comparative financial information as required by United Kingdom Accounting Standards, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (United Kingdom Generally Accepted Accounting Practice).
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.
Emphasis of Matter
As discussed in Note 33 to the financial statements, the Company prepares its financial statements in accordance with United Kingdom Accounting Standards, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (United Kingdom Generally Accepted Accounting Practice), which differs from accounting principles generally accepted in the United States of America. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with United Kingdom Accounting Standards, including Financial Reporting Standard 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (United Kingdom Generally Accepted Accounting Practice), and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
•We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ ERNST & YOUNG LLP
Bristol, United Kingdom
July 31, 2026

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

	Note	£	£
Turnover	4		68,565,945
Cost of sales			(35,449,720)
Gross profit			33,116,225
Distribution costs			(2,782,028)
Administrative expenses			(33,270,765)
Other operating income	5		2,111,440
Operating loss	5		(825,128)
Loss on ordinary activities before interest			(825,128)
Profit on sale of fixed assets	7	2,123,156
Interest receivable and similar income	8	670,164
Less: Interest payable	9	(41,700)
			2,751,620
Profit before tax	10		1,926,492
Tax on profit	11		(249,810)
Profit for the financial year			1,676,682
Other comprehensive income for the year

Exchange losses on conversion of opening balances			(360,793)
Total comprehensive income for the year			1,315,889

The notes on pages 8 to 26 comprise part of these financial statements.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

	Share Capital	Capital Redemption Reserve	Profit and Loss Account	Total
	£	£	£	£
Balance as at 1st October 2024	948	52	101,800,502	101,801,502
Profit for the year	—	—	1,676,682	1,676,682
Other comprehensive loss	—	—	(360,793)	(360,793)
Total comprehensive income	—	—	1,315,889	1,315,889
Dividends paid	—	—	(450,000)	(450,000)
Balance as at 30th September 2025	948	52	102,666,391	102,667,391

The notes on pages 8 to 26 comprise part of these financial statements.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
CONSOLIDATED BALANCE SHEET AS AT 30TH SEPTEMBER 2025

	Note	£	£
Fixed assets
Intangible assets	13		—
Tangible assets	14		53,709,695
Investments	15		—
			53,709,695
Current assets
Stock	16	17,778,610
Debtors	17	15,829,384
Cash at bank and in hand		29,646,547
		63,254,541

Creditors: amounts falling due within one year	18	10,189,403
Net current assets			53,065,138
Total assets less current liabilities			106,774,833
Provision for liabilities and charges	19		4,107,442
Net assets			102,667,391

Capital and reserves
Called up share capital	21		948
Capital redemption reserve			52
Profit and loss account	22		102,666,391
Shareholders’ funds	23		102,667,391

The notes on pages 8 to 26 form an integral part of these financial statements.

The financial statements were authorised for issue by the Board of Directors on July 31, 2026.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

	Note	£
Cash flows from operating activities
Profit for the financial year		1,676,682
Adjustments for:
Depreciation of tangible assets		3,128,147
Profit on sales of fixed assets		(2,123,156)
Amortisation and impairment of intangibles		431,683
Investment impairment provision		19,992
Interest paid		40,858
Interest received		(683,695)
Decrease in stocks		1,919,685
Increase in debtors		(1,749,737)
Increase in creditors		1,027,575
Income taxes recovered		2,354,544
Cash generated from operating activities		6,042,578

Cash flows from investing activities
Proceeds from sale of tangible assets		3,500,000
Purchase of tangible assets		(1,545,901)
Interest received		670,164

Net cash generated from investing activities		2,624,263

Cash flows from financing activities
Interest paid		(41,700)
Equity dividends paid		(450,000)

Net cash used in financing activities		(491,700)

Net increase in cash and cash equivalents		8,175,141
Cash and cash equivalents at beginning of year		21,471,406

Cash and cash equivalents at end of year	24	29,646,547

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

1General Information

Owen Mumford Holdings Limited (‘the Company’) is a limited company incorporated in the United Kingdom. The address of the registered office is:
Primsdown Industrial Estate
Worcester Road
Chipping Norton
Oxfordshire OX7 5XP

The principal activity of the Company throughout the period was that of the design, manufacture and sale of medical devices and associated services.

The financial statements are prepared in pounds sterling as this is the primary currency in which the Company reports.

2Purpose of these financial statements

The consolidated financial statements of the Company have been prepared with the purpose of providing financial information to Embecta Corporation (“Embecta”), which acquired the Company effective 15 May 2026, to assist it in satisfying Embecta’s reporting responsibilities under Rule 3-05 of the Security Exchange Commission Regulation S-X.

3Accounting policies

a.Basis of preparation
These financial statements have been prepared under the historical cost convention, as modified by the revaluation of investment property assets, in accordance with the accounting policies set out below, Financial Reporting Standard 102 - The Financial Reporting Standard applicable in the UK and Republic of Ireland (“FRS” or “FRS 102”). These consolidated financial statements of Owen Mumford Holdings Limited are presented solely to comply with Rule 3-05 of Regulation S-X and do not include comparative financial information as required by FRS.

b.Going concern
These financial statements have been prepared on a going concern basis.
The current economic conditions present increased risks for all businesses. In response to such conditions, the directors have carefully considered these risks, including an assessment of uncertainty on future trading projections for a period of at least 12 months from date that the financial statements are available to be issued, and the extent to which they might affect the preparation of the financial statements on a going concern basis.
The directors consider that the going concern basis is appropriate to the presentation of the financial statements.

c.Revenue recognition
(a)Sale of goods
    Revenue from the sale of goods is recognised when all the following conditions are satisfied:
•The Company has transferred to the buyer the significant risks and rewards of ownership of the goods;
•the Company retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;
•the amount of revenue can be measured reliably;
•it is probable that the economic benefits associated with the transaction will flow to the Company; and
•the costs incurred or to be incurred in respect of the transaction can be measured reliably.
    Revenue is therefore recognised when the customer accepts delivery of the product and when legal title is passed.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

c.Revenue recognition cont’d
(a)Rendering of services
When the outcome of a transaction involving the rendering of services can be estimated reliably the Company recognises revenue associated with the transaction by reference to the stage of completion of the transaction at the end of the reporting period. The outcome of a transaction can be estimated reliably when all the following conditions are satisfied:
•the amount of revenue can be measured reliably;
•it is probable that the economic benefits associated with the transaction will flow to the entity;
•the stage of completion of the transaction at the end of the reporting period can be measured reliably; and
•the costs incurred for the transaction and the costs to complete the transaction can be measured reliably.
Revenue for support services is therefore recognised proportionally over the performance of the service contract.

(b)Royalty and similar income
Royalties and similar income are recognised when the rights to receive the income from the underlying licences and agreements have been established.

(c)Interest income
Interest income is recognised as interest accrues using the effective interest rate method.

(d)Dividend income
Dividend income receivable is recognised when the rights to receive the distributions have been established.

(e)Rental Income
Operating lease income from investment properties is recognised in profit and loss on a straight line basis over the lease term.

d.Taxation
Tax expense for the period comprises current and deferred tax. Tax currently payable, relating to UK corporation tax, or the overseas equivalent, is calculated on the basis of the tax rates and laws that have been enacted or substantively enacted as at the reporting date.
Deferred tax is recognised on all timing differences that have originated but not reversed at the reporting date. Transactions or events that result in an obligation to pay more tax in the future, or a right to pay less tax in the future, give rise to a deferred tax liability or asset. Timing differences are differences between taxable profits and total comprehensive income as stated in the financial statements that arise from the inclusion of income and expenses in tax assessments in periods different from those in which they are recognised in the financial statements.
Deferred tax is measured using the tax rates and laws that have been enacted or substantively enacted as at the reporting date that are expected to apply to the reversal of the timing difference. The tax expense is recognised in the same component of comprehensive income or equity as the transaction or other event that resulted in the tax expense.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

e.Foreign currencies
Foreign currency transactions are translated into Pounds Sterling using the exchange rate prevailing at the date the transactions took place. Where this is not possible to determine, income and expense items are translated using an average exchange rate for the period.
Monetary assets and liabilities denominated in foreign currencies at the reporting date are reported at the rates of exchange prevailing at that date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at the reporting date of monetary assets and liabilities are reported in profit and loss.

f.Tangible Assets
Tangible fixed assets, other than investment properties, are measured at cost less accumulated depreciation and any accumulated impairment losses.

    Depreciation is provided on assets to write off their costs over their estimated useful lives. The rates and bases currently used are as follows:

Investment properties	-	Carried at fair value
Freehold land	-	Not depreciated
Freehold buildings	-	2% or 2.5% on cost, depending upon worldwide location and environment, from date asset brought into use
Short leasehold property	-	Depreciated over the term of the lease
Motor vehicles	-	25% per annum, reducing balance
Plant, machinery and equipment	-	15% per annum, reducing balance
Office equipment	-	15% per annum, reducing balance
Computer equipment	-	33 1/3% per annum, reducing balance

g.Investment properties
Certain of the Company’s properties are held for long term investment and are included in the Balance Sheet at their fair values, in accordance with FRS 102. The Company utilizes market rates to determine fair value and did not use an independent appraiser to assess the fair value as of the balance sheet date. Accordingly, no depreciation is provided in respect of either freehold or long leasehold (i.e. unexpired leases over 20 years) investment properties.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

i.Impairment of Assets
    At each reporting date the Company reviews the carrying value of its assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss.

    The recoverable amount of an asset is the higher of fair value less costs to sell, and value in use. Value in use is the present value of the future cash flow expected to be derived from the asset, or cash generating unit. The present value calculation involves estimating the future cash inflows and outflows to be derived from continuing use of the asset, and from its ultimate disposal, applying an appropriate discount rate to those future cash flows.

    Where the recoverable amount of an asset is less than the carrying amount, an impairment loss is recognised immediately in profit or loss. An impairment loss recognised for all assets is reversed in a subsequent period if, and only if, the reasons for the impairment loss have ceased to apply. Impairment losses are charged to profit or loss in administrative expenses.

j.Impairment of financial instruments measured at cost or amortised cost

Recognition
At the end of each reporting period, the Company shall assess whether there is objective evidence of impairment of any financial assets that are measured at cost or amortised cost. If there is objective evidence of impairment, the same shall be recognised as an impairment loss in profit or loss immediately.

Objective evidence that a financial asset or group of assets is impaired includes observable data that come to the attention of the holder of the asset about the following loss events:
a.significant financial difficulty of the issuer or obligor;
b.a breach of contract, such as a default or delinquency in interest or principal payments;
c.the creditor, for economic or legal reasons relating to the debtor’s financial difficulty, granting to the debtor a concession that the creditor would not otherwise consider;
d.it has become probable that the debtor will enter bankruptcy or other financial reorganisation; and
e.observable data indicating that there has been a measurable decrease in the estimated future cash flows from a group of financial assets since the initial recognition of those assets, even though the decrease cannot yet be identified with the individual financial assets in the group, such as adverse national or local economic conditions or adverse changes in industry conditions.
Other factors may also be evidence of impairment, including significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates.

There is also an assessment for following financial assets individually for impairment:
a.all equity instruments regardless of significance; and
b.other financial assets that are individually significant.
The Company assesses other financial assets for impairment either individually or grouped on the basis of similar credit risk characteristics

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

k.Stocks
Stocks and work in progress are valued at the lower of cost and net realisable value, after making due allowance for slow-moving stocks. Cost includes a proportion of relevant production overheads as applicable.

l.Finance and operating leases
    Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership of the leased asset to the Company. All other leases are classified as operating leases.

    Where the Company enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element, which reduces the outstanding obligation for future instalments.

All other leases are accounted for as ‘operating leases’, and the rental charges are charged to the profit and loss account on a straight line basis over the life of the lease.

m.Provisions
Provisions are recognised when there is a present obligation (legal or constructive) as a result of a past event, it is probable that the obligation will be required to be settled, and a reliable estimate can be made of the amount of the obligation. The amount recognised as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. Provisions are discounted when the time value of money is material.

n.Financial instruments
Financial assets and liabilities are recognised when the Company becomes party to the contractual provisions of the financial instrument. The Company holds basic financial instruments, which comprise cash and cash equivalents, trade and other receivables, equity investments, trade and other payables, and loans and borrowings. The Company has chosen to apply the provisions of Section 11 Basic Financial Instruments in full.

Forward foreign exchange contracts are used to manage currency risk. Any gains or losses are recognised in the statement of comprehensive income.

o.Financial assets - classified as basic financial instruments
a.Cash and cash equivalents
Cash and cash equivalents include cash in hand, deposits held with banks, and other short term highly liquid investments with original maturities of three months or less.
b.Trade and other receivables
Trade and other receivables that are receivable within one year are measured at the undiscounted amount of the cash expected to be received, net of any impairment.
At the end of each reporting period, the Company assesses whether there is objective evidence that any receivable amount may be impaired. A provision for impairment is established when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The amount of the provision is the difference between the asset's carrying amount and the present value of the estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognised immediately in profit and loss.
c.Trade and other payables and loans and borrowings
Trade and other payables that are payable within one year are measured at the undiscounted amount of the cash expected to be paid.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

p.Employee benefits expense
The employee benefits are recognised for the cost of all employee benefits to which the Company’s employees have become entitled as a result of service rendered to the entity during the reporting period:
•As a liability, after deducting amounts that have been paid either directly to the employees or as a contribution to an employee benefit fund. If the amount paid exceeds the obligation arising from service before the reporting date, the Company will recognise that excess as an asset to the extent that the prepayment will lead to a reduction in future payments or a cash refund.
•As an expense, unless another section of this FRS requires the cost to be recognised as part of the cost of an asset such as inventories or property, plant, and equipment.
q.Holiday pay provision
Holiday pay entitlement is accrued evenly on a monthly basis over the year, with the exception of long service holiday pay which is an additional automatic entitlement given in the UK at the start of each holiday year, in full.

The holiday pay provision is calculated as accrued general entitlement, less days taken, plus untaken long service holiday pay, to give the net resulting liability.

r.Post-employment benefits: defined contribution plans
•Post-employment benefits include:
•retirement benefits, such as pensions; and
•other post-employment benefits.
Arrangements whereby the Company provides post-employment benefits are referred to as post-employment benefit plans. In some cases, these arrangements are imposed by law rather than by action of the Company. In some cases, these arrangements arise from actions of the Company even in the absence of a formal, documented plan.
•Post-employment benefit classified as defined contribution plans
•Defined contribution plans are post-employment benefit plans under which the Company pays fixed contributions into a separate entity (a fund) and has no legal or constructive obligation to pay further contributions or to make direct benefit payments to employees if the fund does not hold sufficient assets to pay all employee benefits relating to employee service in the current and prior periods.
Thus, the amount of the post-employment benefits received by the employee is determined by the amount of contributions paid by the Company and also by the employee, where applicable, to a post-employment benefit plan or to an insurer, together with investment returns arising from the contributions.

s.Research and development
Net expenditure on research and development is expensed in the year that it is incurred. During the period ended 30th September 2025, the Company recognised net expenditure on research and development of £1,017,224.

t.Grants receivable
Grants receivable, whether from government bodies or other entities, are generally project specific and receivable according to actual or anticipated costs. Income is either received, or accrued, to match the costs incurred, such that the effect on the profit and loss account is neutral.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

3Accounting policies cont’d

u.Investments in subsidiaries and associates
Investments in subsidiary and associate undertakings are recognised at cost less any provision for impairment.

v.Basis of consolidation
The consolidated accounts contain the composite financial statements, made up to 30th September 2025, for the Company and all of its subsidiaries (note 24 gives further information). All intra company balances, transactions, incomes, and expenditures are eliminated on consolidation.

w.Judgements in Applying Accounting Policies and Key Sources of Estimation Uncertainty
In applying the Company’s accounting policies, the directors are required to make judgments, estimates and assumptions in determining the carrying amount of assets and liabilities. The estimates and assumptions are based on the best and most reliable evidence available at the time when the decisions are made and are based on historical experience and other factors that are considered to be applicable. Due to the inherent subjectivity involved in making such judgements, estimates and assumptions, the actual results and outcomes may differ.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
In preparing these financial statements, the directors have made judgements and estimates that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenditure. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised prospectively.
The key areas of estimation uncertainty and critical judgements that have the most significant effect on the amounts recognised in the financial statements are as follows:
•Standard Costing and Overhead Absorption
The Company applies standard costing in valuing inventories and allocating production overheads, using cost estimates based on next year’s approved budget. These standard costs are a key input in applying the absorption costing method for calculating cost of sales.

The directors consider this a key source of estimation uncertainty, as the accuracy of the budgeted costs directly affects inventory valuation and gross margin recognition in the year. Judgement is required in forecasting production volumes, labour and material costs, and overhead absorption rates. If actual results differ materially from these estimates, this could lead to a significant adjustment in cost of sales or closing stock valuation.
•Impairment of Intangible Assets – Capitalised Product Development Costs
Development costs are capitalised as intangible assets where the criteria of FRS 102 Section 18 are met. These assets are subject to impairment reviews where indicators of impairment exist. Determining whether an impairment has occurred involves judgement about the future economic benefits expected from the products under development.
The impairment assessment is based on estimated future cash flows derived from product sales forecasts and expected margins. Key assumptions include the timing and success of product launches, expected customer demand, pricing strategies, and the ongoing contribution of the product to the Company’s earnings. These forecasts are inherently uncertain and sensitive to market and operational factors. Changes in these assumptions could result in material impairment losses being recognised in the profit and loss account.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
4.Turnover
Turnover is the invoice value of goods provided and services rendered during the year, exclusive of value added tax. Turnover, as shown below, is entirely to third parties and relates to continuing activities.
Class of business
The principal activity of the Company is the manufacture, for subsequent sale, of medical devices using innovative design and engineering techniques and allied injection moulding and assembly processes.

Analysed by geographical area	2025
£
United Kingdom	4,883,994
Canada and USA	24,000,928
Europe and Scandinavia	34,248,369
Australia and New Zealand	933,904
Africa	51,093
Far East	2,861,424
South Asia	1,546,942
Middle East	39,291
68,565,945

Analysed by category	2025
£
Medical Devices – Product sales	42,486,151
Pharmaceutical Services – Product sales	24,663,118
Development, services and equipment sales	1,416,676

68,565,945

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
5    Operating loss
(a) The operating loss is shown after charging:

		2025
		£
Depreciation on tangible assets:		3,128,147
Impairment charge on intangible assets		383,718
Payments under operating leases:
For vehicle contract hire		191,413
For hire of plant, machinery and office equipment		173,083
Premises rent paid:	third parties	124,571
Foreign exchange (gains)		(299,124)
And after crediting the following:
Rents receivable (external)		216,351
Royalties and similar income		1,887,065
Grant income		8,024

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
6    Directors’ emoluments

		2025
		£
Remuneration and other emoluments		466,866
Pension contributions – money purchase schemes		40,000
		506,866
Amounts included above for:
Highest paid director:	Remuneration and other emoluments	243,433
	Pension contributions	10,000

The Director’s of the Company comprise all key management personnel. Pension contributions to money purchase pension schemes were paid in respect of 2 of the Directors.

7    Profit on sale of fixed assets

2025
£
Profit on sale of fixed assets	2,123,156

8    Interest receivable and similar income

2025
£
Bank and other interest receivable	670,164

9    Interest payable

2025
£
Bank charges and interest on overdrafts wholly repayable within five years	41,700
10    Profit before tax
(a) In the opinion of the directors, any apportionment of the result on ordinary activities and non-ordinary activities before taxation would be entirely arbitrary, due to the extensive interaction of the Company’s activities. No split is therefore considered necessary.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

11    Taxation

2025
£
Corporation tax at an effective 25% on results, as adjusted	(497,087)
Corporation tax provided in previous years	23,316
Transfer from deferred taxation account	394,541
Overseas taxation in subsidiaries	329,040
249,810

Deferred tax of £413,825 is expected to reverse in the next year as accelerated capital allowances reduce. The Company has used brought forward tax losses which had reduced tax payments in recent years.

Factors affecting the tax charge
The tax assessed for the year is lower than the standard rate of corporation tax in the UK. The difference is explained below:

2025
£
Result on ordinary activities multiplied by the standard rate of corporation tax in the UK of an effective 25%	668,803
Effect of: Research and development tax credit and patent box	(400,000)
Different rates of tax on overseas earnings	1,136
Capital allowances in excess of depreciation	143,906
Tax over provided in prior years	23,316
Tax losses set against taxable profits	(300,786)
Difference in taxable profit on sales of property (indexation)	(375,543)
Other reconciling differences (including dividend receipts)	94,437
Deferred tax adjustment	394,541
249,810
12    Dividends

2025
£
Equity dividends paid	450,000

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

13    Intangible assets

	Intangible Assets	Total
	£	£
Cost or Valuation
As at 1st October 2024	479,648	479,648
Additions in year	—	—
Disposals in year	—	—
As at 30th September 2025	479,648	479,648
Accumulated amortisation
As at 1st October 2024	47,965	47,965
Amortisation charge	47,965	47,965
Impairment charge	383,718	383,718
As at 30th September 2025	479,648	479,648
Net book value As at 30th September 2025	—	—
During the period ended 30th of September 2025, the Company recognised an impairment charge on Intangible assets as the carrying value exceeded the estimated fair value.
14    Fixed assets - Tangible assets

	Freehold		Plant,
	Investment property	Other land and buildings	machinery and equipment	Motor Vehicles	Total
	£	£	£	£	£
Cost or Valuation
As at 1st October 2024	2,420,000	48,387,823	52,536,680	13,849	103,358,352
Additions in year	—	64,837	1,481,064	—	1,545,901
Disposals in year	—	(5,618,937)	(777,105)	—	(6,396,042)
Exchange adjustment	—	(153,613)	(123,880)	—	(277,493)
As at 30th September 2025	2,420,000	42,680,110	53,116,759	13,849	98,230,718
Accumulated Depreciation
As at 1st October 2024	—	9,712,598	34,459,785	13,465	44,185,848
Charge for year	—	809,720	2,318,331	96	3,128,147
Released on disposals	—	(2,202,576)	(526,463)	—	(2,729,039)
Exchange adjustment	—	(15,647)	(48,286)	—	(63,933)
As at 30th September 2025	—	8,304,095	36,203,367	13,561	44,521,023
Net book value As at 30th September 2025	2,420,000	34,376,015	16,913,392	288	53,709,695

Assets under construction as of 30th September 2025 and 2024 were £4,298,253 and £3,706,752, respectively.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
15    Investments

2025
£
Unlisted Investments
Cost
Opening cost brought forward	815,820
Additions	—
As at 30th September	815,820
Provision for Impairment
Opening provision brought forward	795,828
Movement in the year	19,992
As at 30th September	815,820
Carrying Value
As at 30th September	—

16    Stocks

2025
£

Finished goods and goods for resale	8,646,374
Work in progress	2,152,862
Raw materials	6,979,374
17,778,610
17    Debtors

2025
£
Trade debtors	10,641,481
Bad debt provisions	(92,667)
Prepayments	1,391,202
Corporation and overseas profits tax recoverable	1,181,120
Other debtors	2,708,248
15,829,384

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
18    Creditors: amounts falling due within one year

2025
£
Trade creditors	8,890,335
Unpaid directors' remuneration	57,000
Directors’ and shareholders’ loan accounts	6,419
Payroll and other taxes	941,087
Accruals and sundry creditors	294,562
10,189,403
19    Provisions for liabilities and charges
Deferred taxation

2025
£
Provisions brought forward	3,712,901
Transfer from taxation account	394,541
Provision carried forward	4,107,442
The deferred tax account consists of the tax effect of timing differences in respect of:
2025
£
Accelerated capital allowances	4,264,907
Tax losses	(612,889)
Property revaluations	455,424
4,107,442

20    Carrying amount of financial assets and liabilities measured at amortised cost

2025
£
Trade debtors	10,641,481
Other debtors	2,708,248
Total financial assets measured at amortised cost	13,349,729
Trade creditors	8,890,335
Accruals	300,981
Total financial liabilities measured at amortised cost	9,191,316

Derivative financial instruments – forward contracts
The Company enters into foreign currency contracts to mitigate exchange rate risk for certain foreign currencies. At 30th September 2025, the outstanding contract matures within 12 months of the year end. If the trigger levels are hit, the Company is committed to sell $nil and receive a fixed sterling amount of £nil.

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

21    Share capital

2025
£
Authorised
1,000,000 ordinary A shares of 50 pence each	500,000
5,000,000 ordinary B shares of 10 pence each	500,000
1,000,000

Issued and fully paid	£
948 ordinary A shares of 50 pence each	474
4,740 ordinary B shares of 10 pence each	474
948

The Company’s share capital was restructured on 27th October 2005 upon approval by the Directors, being subdivided and converted into 948 ordinary ‘A’ shares of 50 pence each, and 4,740 ordinary ‘B’ shares of 10 pence each. The different shares carry different rights, but the issued share capital value remains unchanged.

22    Profit and loss account

2025
£
Balance at 1st October 2024	101,800,502
Profit retained for the year after dividends	865,889
Balance at 30th September 2025	102,666,391

Non-distributable reserves
Contained within the profit and loss account balances above are non-distributable reserves amounting to £1,789,697.

23    Reconciliation of movement in shareholders’ funds

2025
£
Profit for the year after taxation	1,315,889
Dividends paid	(450,000)
Net addition to shareholders' funds	865,889
Shareholders' funds at 1st October 2024	101,801,502
Shareholders' funds at 30th September 2025	102,667,391

24    Components of cash and cash equivalents

2025
£
Cash	29,646,547
29,646,547

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
25    Subsidiaries
At the balance sheet date, these were as follows (direct and indirect shareholdings):

Subsidiaries	Country of registration	Shareholding ordinary shares / common stock)	Status
Owen Mumford Limited	England	100%	Trading
Medicross Limited	England	100%	Dormant
Owen Mumford GmbH	Germany	100%	Trading
Owen Mumford USA, Inc.	USA	100%	Trading
OM-Medical-Shop GmbH	Germany	100%	Dormant
Owen Mumford Sdn. Bhd.	Malaysia	100%	Trading
Owen Mumford Technology Limited	England	100%	Dormant

26    Contingent liabilities
(i)Owen Mumford Limited has given an indemnity to HM Revenue and Customs, in the figure of £10,000.

27Pension commitments

The Company operates defined contribution pension schemes for the majority of its employees. The assets of the schemes are held separately from those of the Company in independently administered funds.
During the year ended 30th September 2025, the Company has made payments of £2,034,798 for defined contribution plans for the year ending 30th September 2025 and an amount of £145,974 is due in relation to the same period.

28Related party transactions

The Company has taken advantage of the exemption available in Section 33 Related Party Disclosures of FRS 102 and has therefore not disclosed transactions entered into between wholly owned members of the group.

During the year ended 30th of September 2025, the Company had a lease agreement in place at 58b Oxford Street, property belonging to the Company, that was occupied by a family member of a former founder of the Company. There was no rent charged on the property. Rent foregone, in addition to the market value of rent for this property for the current period, were not material to the Consolidated Financial Statements. The family member vacated 58b Oxford Street on the 26th of June 2026.

29Capital commitments

The Company was committed to capital expenditure of an estimated £6,217,060 in respect of plant and machinery at 30th September 2025.

The Company had the following future minimum lease payments under non-cancellable operating leases for each of the following periods:

Payments due	2025 £
Not later than one year	941,788
Later than one year and not later than five years	2,785,938
Later than five years	1,131,667
4,859,393

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025

30Secured Liabilities

The deeds to certain of the UK freehold property, owned by Owen Mumford Limited, are held by Barclays Bank Plc, under fixed charges, as security against the company’s credit facility of £4,000,000. The credit facility was undrawn as of the 30th of September 2025. The fixed charges are dated 2nd February 2006 and 26th November 2008.
31Ultimate controlling party

The Company has no ultimate controlling party at 30th September 2025.

32    Events after the reporting period

Effective 15th May 2026, Embecta acquired all of the issued share capital of the Company. Upon acquisition, the Company and its subsidiaries became wholly-owned subsidiaries of Embecta.

33Summary of differences between accounting principles generally accepted in the United Kingdom and the United States of America

Reconciliations to US GAAP
The Company financial statements have been prepared in compliance with United Kingdom Accounting Standards, including Financial Reporting Standard 102, ‘‘The Financial Reporting Standard applicable in the United Kingdom and the Republic of Ireland’’ (‘‘FRS 102’’ or “Local GAAP”), which differ in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”). Differences which have an effect on the net income, shareholders’ equity, and financial position of the Company are set out below:
Effect of differences between Local GAAP and US GAAP on comprehensive income after tax:

		Year Ended
		30 September 2025
	Note	£
Total comprehensive income for the period in accordance to Local GAAP		1,315,889
US GAAP adjustments
Accounting for leases under US GAAP	1	(30,920)
Accounting for investment property revaluation under US GAAP	2	(15,500)
Total comprehensive income for the year in accordance to US GAAP		1,269,469

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
Effect of differences between Local GAAP and US GAAP on net assets:

		Year Ended
		30th September 2025
	Note	£
Total assets less current liabilities in accordance to Local GAAP		102,667,391
US GAAP adjustments
Accounting for leases under US GAAP	1
Addition of right of use asset		3,360,168
Addition of short term lease liability		(392,617)
Addition of long term lease liability		(2,851,759)
Removal of prepaid rent		(146,712)
Total impact of Accounting for leases under US GAAP		(30,920)

Accounting for Investment property under US GAAP	2
Removal of investment property revaluation surplus and addition of accumulated depreciation catch-up, net of tax		(1,635,201)
Total impact of Accounting for Investment property under US GAAP		(1,635,201)

Total assets less current liabilities in accordance to US GAAP		101,001,270

Total capital and reserves in accordance to Local GAAP		102,667,391
US GAAP adjustments
Accounting for operating leases under US GAAP		(30,920)
Accounting for investment property under US GAAP		(1,635,201)
Total equity in accordance to US GAAP		101,001,270

Effect of differences between Local GAAP and US GAAP to net cashflow:
There are no significant differences to the net cash flow under US GAAP other than the additional non-cash disclosures included below.

		Year Ended
		30th September 2025
	Note	£
Supplemental disclosures of noncash activity
Initial measurement of operating right of use assets	1	3,424,673
Initial measurement of operating lease liabilities	1	(3,357,276)

OWEN MUMFORD HOLDINGS LIMITED (COMPANY NO: 555254)
NOTES TO THE ACCOUNTS
FOR THE YEAR ENDED 30TH SEPTEMBER 2025
Explanation of Local GAAP to US GAAP differences
1.Accounting for Leases
Under Local GAAP, the Company has accounted for facility leases on an operating lease basis where expenses related to leases are charged to the profit and loss account on a straight-line based over the period of the lease.
Under US GAAP, an asset is recorded for the right to use the underlying asset (“ROU asset”) associated with the lease. The ROU asset is initially measured equal to the lease liability and adjusted for lease payments made at or before lease commencement, lease incentives, and any initial direct costs. For operating leases, the asset is then subsequently amortized generally on a straight-line basis.
Under US GAAP, lease liabilities are recorded based on the present value of the future lease payments over the lease term and assessed as of the commencement date. Incentives received from landlords, such as reimbursements for tenant improvements and rent abatement periods, effectively reduce the total lease payments owed for leases.
The Company utilizes its incremental borrowing rate by lease term in order to calculate the present value of its future lease payments when the implicit rates in the leases agreements are not readily determinable. The discount rate represents a risk-adjusted rate on a secured basis, and is the rate at which the Company would borrow funds to satisfy the scheduled lease liability payment streams commensurate with the lease term. The Company used a discount rate for the operating leases as of the commencement date of the lease, using available data.
2.Accounting for Investment Property
Under Local GAAP, the Company has measured the investment property held for long term investment at its fair value. No depreciation is recognized on the investment property.
Under US GAAP, property, plant and equipment, including real estate property, are stated at cost, less accumulated depreciation. Depreciation is principally provided on the straight-line basis over the estimated useful life of the asset.